EXHIBIT 22

                           SETTLEMENT AGREEMENT NO. 2

      This Settlement Agreement No. 2 ("Second Settlement Agreement") is made this _25__ day of March, 2009 by and among Anil V. Shah, M.D. ("Dr. Shah"), Orange County Physicians Investment Network, LLC ("OC-PIN"), the members of OC-PIN ("OC-PIN Members"), Pacific Coast Holdings Investment, LLC ("PCHI"), West Coast Holdings, LLC, ("WCH"), the members of WCH ("WCH Members"), Dr. Kali P. Chaudhuri ("Dr. Chaudhuri"), and Ganesha Realty, LLC ("Ganesha"). All the above entities and individuals are sometimes hereinafter collectively referred to as "Parties" or individually as a "Party".

                                    RECITALS

      A. The Parties are currently engaged in litigation, appellate, arbitration and/or court proceedings and/or have certain legal disputes and issues with each other as more particularly set forth herein below.

      B.    Specifically:

            a. IHHI is now suing Dr. Shah in Orange County Superior Court ("OCSC") Case No. 07CC05895 (consolidated with OCSC Case No. 07CC06017) and OCSC Case No. 30-2008-106637;

            b. Dr. Shah has filed a cross-complaint against IHHI in OCSC Case No. 07CC05895;

            c. OC-PIN (previously dismissed as a named defendant in OCSC Case No. 07CC05895) is now suing Mogel in OCSC Case No. 30-2008-00109286 (a derivative action purportedly filed on behalf of IHHI);

            d. OC-PIN is also suing IHHI in OCSC Case Nos. 30-2008-00106805, 30-2008-00108983; 30-2008-00109959 and 30-2008-00112102;

            e. Dr. Chaudhuri is now suing OC-PIN in OCSC Case No.
            30-2008-0011293;

            f. Dr. Shah presently seeks to perfect an arbitration award in his favor against PCHI (JAMS Case No. 1200040611) in OCSC Case No. 30-2008-00114434; and

            g. PCHI is suing OC-PIN et al. in OCSC Case No. 30-2008-00112088.

      C. The foregoing litigation has spawned various related appellate proceedings including, but not limited to, California Fourth Appellate District Case Nos. G041208, G 041181, G041491 and California Supreme Court Case No. S168604;

      D. Some of the foregoing litigation has been stayed, while other aspects of the litigation are now scheduled to be tried on July 27, 2009;

      E. All of the above described litigation, arbitration, appellate and other legal proceedings are hereinafter collectively referred to as the "Actions".

      F. In addition to the foregoing, periodic threats have been made by Dr. Shah, OC-PIN and/or their legal counsel to hereinafter sue Chaudhuri and/or IHHI's individual directors, executives and attorneys on a variety of theories, either directly or derivatively purportedly on behalf of IHHI. Periodic allegations have also been made against Dr. Chaudhuri and others alleging that Dr. Chaudhuri is not properly managing PCHI and that PCHI is not acting properly in defending claims brought against it by Dr. Shah. OCPIN Members have also made threats and allegations against one another, and some OCPIN Members have assigned certain threatened claims and allegations to IHHI. Dr. Chaudhuri and PCHI have challenged the confirmation of the Arbitration Award in favor of Dr. Shah and have indicated that they will pursue all appellate avenues.

      G. The parties hereto, among others, have concurrently herewith entered into a Settlement Agreement, General Release and Covenant Not to Sue ("Settlement Agreement"). Capitalized terms not defined herein shall have the same meaning ascribed to those terms in the Settlement Agreement of even date herewith.

      H. For reasons of their own and without admission of wrongdoing or liability of any sort, the signatories to this Second Settlement Agreement wish to fully and finally resolve the foregoing pending and threatened litigation, arbitration and discovery disputes, together with any and all possible claims, disputes or disagreements among any of the Parties relating to any past fact, act or occurrence (except as expressly reserved herein) (the "Settlement").

      NOW, THEREFORE, in consideration of the mutual covenants, promises, and undertakings set forth below, the adequacy and sufficiency of which are hereby expressly acknowledged by each of the Parties hereto, the Parties agree as follows:

                                    COVENANTS

1. The Closing ("Closing") of the Settlement shall occur on or before March 27, 2009 at Callahan & Blaine, 3 Hutton Centre Drive, Ninth Floor, Santa Ana, California.

2. The Closing shall be contingent upon, subject to and concurrent with the Closing of the Settlement Agreement.

SHAREHOLDER AGREEMENT.

3. At Closing, Dr. Chaudhuri, Dr. Shah, OC-PIN and the OC-PIN Members agree to execute and deliver the Shareholder Agreement in the form of Exhibit A attached hereto and made a part hereof. The Shareholder Agreement is an integral part of this Second Settlement Agreement, the terms of which Shareholder Agreement are incorporated by reference herein as though fully set forth herein. OC-PIN and Dr. Shah agree to pay the cost of the fairness opinion for DeJoya, Griffith & Company which fairness opinion shall be provided to IHHI.

RESTRUCTURING OF PCHI.

4. WCH shall, effective as of the Closing, make a liquidating distribution of all its rights and ownership interest in PCHI to the WCH members such that the WCH members (or their individual designated entity owned by the individual WCH member(s) [for example, a family trust]) hold their proportionate interest in PCHI directly and individually. A true and accurate list of the members of WCH and their percentage interests is attached hereto as Exhibit B. After the liquidating distribution, WCH shall have no rights whatsoever with respect to PCHI as a separate entity apart from its members This covenant may be specifically enforced by Dr. Chaudhuri and Ganesha. WCH and the WCH members also consent that if for whatever reason WCH fails to timely make and complete the liquidating distribution described herein, the Orange County Superior Court may issue an order involuntarily dissolving WCH, and directing the immediate wind-up of WCH's business and affairs, upon the filing of a lawsuit pursuant to Civil Code section 17135 ("Dissolution Action") by Dr. Chaudhuri in his capacity as WCH's specially appointed manager and agent. To this end, WCH hereby grants an irrevocable special power of attorney to Dr. Chaudhuri to act as WCH's manager with full power and authority to take any and all action(s) necessary or appropriate to promptly dissolve and wind-up WCH's business and affairs following the Closing including, among other things, the power to file and prosecute the Dissolution Action on WCH's behalf. WCH and its members agree not to oppose the relief sought in the Dissolution Action, and further agree to indemnify and hold Dr. Chaudhuri harmless from any claims by WCH or the WCH members, and any legal expenses or other expenses incurred by Dr. Chaudhuri, related to or in connection with WCH's dissolution and wind-up.

5. On or before the Closing, the former WCH members and Dr. Chaudhuri and/or Ganesha Realty, LLC shall execute and deliver (with a true and correct copy of the fully executed PCHI Operating Agreement concurrently delivered to MedCap at the address set forth in the First Settlement Agreement) an amended PCHI Operating Agreement and other appropriate organization/governing documents which will reflect the following: (1) the new ownership percentages in PCHI and reflecting the deletion of WCH as a member and the addition of all of the former WCH Members (or their individual designated entity) and Dr. Chaudhuri, if for some reason Ganesha is dissolved, as new members of PCHI; and (2) PCHI shall have two
      (2) managers: (a) Dr. Chaudhuri or his personal representative, and (b) a representative chosen by the majority interests of the former WCH members for a three (3) year term, subject to being removed for cause by a vote of at least seventy-five percent (75%) of the members' interest. All parties to this amended PCHI Operating Agreement agree that for three (3) years following the Closing, any sale of real property of PCHI shall require the written approval of both PCHI Managers and the consent of at least 75% of the PCHI membership interests, in addition to any other requirements of the Operating Agreement.

6. For three (3) years following the Closing, Dr. Chaudhuri, Ganesha, and any other entity in which any one or more of them, solely or in combination, owns a majority interest will not acquire or own a combined interest of more than 60% of PCHI, provided, however, such parties are free to acquire up to a combined sixty (60%) percent of PCHI. Except for the former WCH members (or their individual designated entities identified at the time of the restructuring of PCHI described herein) and Dr. Chaudhuri (if Ganesha is dissolved), no new members may be admitted to PCHI within the three (3) year term following the Closing. The Parties agree that the Operating Agreement will be amended to so reflect.

OC-PIN MEMBERSHIP LIST.

7. Attached hereto as Exhibit C is a true and correct membership list of the current OC-PIN Members.

DISMISSALS AND RELEASES.

8. The Parties hereto acknowledge that pursuant to the Settlement Agreement they have released various parties and are the beneficiaries of releases from various Parties. All such releases are hereby affirmed. Nothing herein is intended to modify or otherwise expand or limit those releases. Notwithstanding the foregoing, no such releases shall apply to the express obligations or rights set forth in this Second Settlement Agreement.

9. Except as to such rights or claims as may be created by the Settlement Agreement, this Second Settlement Agreement or expressly reserved in either, the following releases are provided:

      a. RELEASE OF CLAIMS BY WCH MEMBERS. All WCH Members, individually and collectively, irrevocably, unconditionally and fully release and forever discharge IHHI, Dr. Shah, Dr. Jacob Sweidan, Mogel, PCHI, Dr. Chaudhuri, Ganesha, Thomas and MedCap (and all related and affiliated persons and entities) and their respective past and present subsidiaries, affiliates, officers, directors, partners, agents, employees, members, managers, insurers, representatives, lawyers and law firms, and all persons acting by, through, under or in concert with them, or any of them, from any and all rights, suits, claims, actions, accounts, demands, contracts, debts, controversies, agreements, promises, liabilities, duties, obligations, costs, expenses, damages and causes of action, whether presently known or unknown, vested or contingent, suspected or unsuspected, accrued or yet to accrue, in law or in equity, which WCH Members may now or hereafter have, own or claim to have arising out of, connected with or otherwise related to or concerning the Actions, any facts, circumstances or claims which were alleged or which could have been alleged in the pleadings in the Actions, or which could have been asserted in any action or proceeding in any legal, administrative or other forum whatsoever in any jurisdiction, including, but not limited to, any legal fees, court costs or expenses relating to the Actions. THIS IS A GENERAL RELEASE.

      b. RELEASE OF CLAIMS BY THE OC-PIN MEMBERS. All OC-PIN Members, individually and collectively, irrevocably, unconditionally and fully release and forever discharge IHHI, Mogel, PCHI, Dr. Chaudhuri, Ganesha, Thomas, MedCap (and all related and affiliated persons and entities) and their respective past and present subsidiaries, affiliates, officers, directors, partners, agents, employees, members, managers, insurers, representatives, lawyers and law firms, and all persons acting by, through, under or in concert with them, or any of them, from any and all rights, suits, claims, actions, accounts, demands, contracts, debts, controversies, agreements, promises, liabilities, duties, obligations, costs, expenses, damages and causes of action, whether presently known or unknown, vested or contingent, suspected or unsuspected, accrued or yet to accrue, in law or in equity, which OC-PIN Members may now or hereafter have, own or claim to have arising out of, connected with or otherwise related to or concerning the Actions, any facts, circumstances or claims which were alleged or which could have been alleged in the pleadings in the Actions, or which could have been asserted in any action or proceeding in any legal, administrative or other forum whatsoever in any jurisdiction, including, but not limited to, any legal fees, court costs or expenses relating to the Actions. THIS IS A GENERAL RELEASE.

      c. Notwithstanding the foregoing, a WCH or OC-PIN Member who has not executed the Second Settlement Agreement shall not be entitled to a release herein or a release under the First Settlement Agreement.

10. Each Party acknowledges that he, she or it has been advised by counsel and is familiar with and understands the provisions of California Civil Code section 1542, which provides as follows:

            "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR."

11. Each Party hereby voluntarily and expressly waives and relinquishes each and every right or benefit which he, she or it may have under California Civil Code section 1542 to the full extent that he, she or it may lawfully waive such rights. Each Party acknowledges that he, she or it may hereafter discover facts in addition to or different from those which he, she or it presently knows or believes to be true regarding the subject matter of the dispute, but that the intention here is to fully, finally and forever settle and release the matters, disputes, differences, now known or unknown, suspected or unsuspected, arising out of or in any way relating to the matters released pursuant to this Settlement Agreement.

MISCELLANEOUS.

12. The Parties each independently represent, warrant and agree that each is now and shall remain through the Closing the sole and lawful owner of all right, title and interest in and to every right, claim or other matter released herein, and that such party has not assigned or transferred or purported to or attempted to assign or transfer or had involuntary assigned or transferred to any person or entity any right, claim, or other matter released herein and that no third party is subrogated to any such rights or has any claim upon the payment being made under the terms of the First Settlement Agreement.

13. The Parties stipulate that this Second Settlement Agreement may be entered as a judgment pursuant to California Code of Civil Procedure section 664.6 and that the Orange County Superior Court shall retain jurisdiction over the parties to enforce the settlement until performance in full of the Second Settlement Agreement. For the purposes of this Second Settlement Agreement only and without affecting any other agreements which may exist between the parties, California law shall govern this Second Settlement Agreement except as to the Shareholders Agreement regarding Voting and Tag Along Rights which are governed by Nevada law.

14. The Parties agree to execute all further and additional documents and to take such other action necessary under the circumstances to accomplish the purposes set forth in this Second Settlement Agreement. Each person or entity who executes this Second Settlement Agreement acknowledges and represents that to the extent that he, she, or it is a signatory that he, she or it (a) has fully and carefully read and understands the Second Settlement Agreement; (b) has had the opportunity to be fully apprised by his, her or its attorneys of the legal effect and meaning of this Second Settlement Agreement; (c) has had the opportunity to make whatever investigation or inquiry he, she or it deemed necessary or appropriate in connection with the subject matter of this Second Settlement Agreement;
      (d) has been afforded the opportunity to negotiate as to any and all terms of this Second Settlement Agreement; and (e) is executing this Second Settlement Agreement voluntarily, free from undue influence, coercion, duress, menace or fraud of any kind.

15. In executing this Second Settlement Agreement, the Parties hereto do not rely on any inducements, promises, or representations made by any other party other than as set forth herein. This Second Settlement Agreement together with the First Settlement Agreement contain the entire agreement and understanding between the Parties with respect to the Actions (as defined in the First Settlement Agreement) and the other subject matters set forth herein and supersedes and replaces and all prior representations, negotiations, proposed agreements, and agreements whether written or oral with respect to the Actions and other subject matter set forth herein. Except as expressly set forth herein, nothing in this Second Settlement Agreement is intended to modify, change or affect the rights or obligations of any Party to any pre-existing contracts or agreements between them.

16. The failure of any of the parties to insist upon strict adherence to any term, condition or provision of this Second Settlement Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence of that term, condition, or provision or any other term, condition, or provision of this Second Settlement Agreement.

17. Each of the signatories for the Parties declares and represents that he or she is competent and authorized to execute this Second Settlement Agreement on behalf of the Party for whom he or she is signing.

18. Each Party to this Second Settlement Agreement shall bear all of his, her or its own attorneys' fees, costs and expenses as well as fees, costs and expenses of any of his, her or its advisors with respect to the matters and Actions released herein and in the negotiation and drafting of this Second Settlement Agreement.

19. This Second Settlement Agreement may be executed in one or more counterparts, each of which shall be deemed and original but all of which shall together constitute one and the same agreement.

20. A photocopied and/or faxed signature page will suffice for the purposes of executing this Second Settlement Agreement. 21. Each OC-PIN Member who signs this Second Settlement Agreement may do so by executing a separate counterpart of the OC-PIN signature pages attached hereto.

22. Any notice required by this Second Settlement Agreement shall be made in writing and sent by certified mail, return receipt requested, DHL, Fed-Ex, Courier hand-delivered or similar means to give actual notice and proof thereof ("Dispatch") and by facsimile (if provided hereinafter) on the same day of dispatch and shall be effective upon dispatch and facsimile. Notice shall be made as follows:

         Dr. Anil Shah
         2621 South Bristol, Suite 108
         Santa Ana, CA 92704
         Fax: (714) 966-0417

         With copy to:

                  Daniel J. Callahan, Esq.
                  CALLAHAN & BLAINE
                  3 Hutton Centre Drive, 9th Floor
                  Santa Ana, CA 92707
                  Fax: (714) 241-4445

         Orange County Physicians Investment Network, LLC
         2621 South Bristol, Suite 304
         Santa Ana, CA 92704
         Fax: (714) 297-9588

                  With copies to:

                  Daniel J. Callahan, Esq.
                  CALLAHAN & BLAINE
                  3 Hutton Centre Drive, 9th Floor
                  Santa Ana, CA 92707
                  Fax: (714) 241-4445

                  and

                  William R. Mitchell, Esq.
                  LOGAN RETOSKE, LLP
                  31351 Ranch Viejo Road, Suite 202
                  San Juan Capistrano, CA 92675
                  Fax: (949) 489-1257

         Dr. Kali Chaudhuri
         Strategic Global Management, Inc.
         6800 Indiana Avenue, Suite 130
         Riverside, CA 92506
         Fax: (951) 782-8850

         With copy to:

                  Peter J. Mort, Esq.
                  Law Office of Peter J. Mort
                  41250 Gallop Lane
                  Murrieta, CA 92562
                  Fax: (951) 696-9343

         Pacific Coast Holdings Investment, LLC
         6800 Indiana Avenue, Suite 130
         Riverside, CA 92506
         Fax: (951) 782-8850

         and

         2621 South Bristol, Suite 304
         Santa Ana, CA 92704
         Fax: (714) 297-9588

         With copy to:
                           ----------------------
                           ----------------------
                           ----------------------

         West Coast Holdings, LLC
         2621 South Bristol, Suite 304
         Santa Ana, CA 92704
         Fax: (714) 297-9588

         With copy to:
                           ----------------------
                           ----------------------
                           ----------------------

         Ganesha Realty, LLC
         6800 Indiana Avenue, Suite 130
         Riverside, CA 92506
         Fax: (951) 782-8850

         With copy to:

                  William E. Thomas, Esq.
                  Strategic Global Management, Inc.
                  6800 Indiana Avenue, Suite 130
                  Riverside, CA 92506
                  Fax: (951) 782-8850

         West Coast Holdings Members -- See names and addresses below

         Orange County Physicians Investment Network Members - See names and addresses below

The foregoing is agreed upon this ___ day of March, 2009 at Santa Ana, California.

ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK, LLC


By: /s/ John L. Glavinovich
    ------------------------------------------------------
Printed Name: John L. Glavinovich, M.D.
              --------------------------------------------
Its:  Co-Manager
     -----------------------------------------------------
By: /s/ Anil Shah
    ------------------------------------------------------
Printed Name: Anil Shah
              --------------------------------------------
Its:  Co-Manager
     -----------------------------------------------------

ANIL V. SHAH, M.D.

/s/ Anil V. Shah
----------------------------------------------------------


PACIFIC COAST HOLDINGS INVESTMENT, LLC


By: /s/ Jacob Sweidan
    ------------------------------------------------------
Printed Name: Jacob Sweidan
              --------------------------------------------
Its: Co-Manager
     -----------------------------------------------------
By: /s/ Kali P. Chaudhuri
    ------------------------------------------------------
Printed Name: Kali P. Chaudhuri
              --------------------------------------------
Its: Manager
     -----------------------------------------------------

         Acknowledged and Agreed:

         /s/ Surinder Dang
         -------------------------------------------------
         Surinder Dang, M.D.

KALI P. CHAUDHURI

/s/ Kali P. Chaudhuri
----------------------------------------------------------

WEST COAST HOLDINGS, LLC



By: /s/ Jacob Sweidan
    ------------------------------------------------------
Printed Name: Jacob Sweidan
              --------------------------------------------
Its: Manager
     -----------------------------------------------------

         Acknowledged and Agreed:

         /s/ Surinder Dang
         -------------------------------------------------
         Surinder Dang, M.D.


WEST COAST HOLDINGS MEMBERS:

               NAME                                        ADDRESS

Ashok Amin                                   9501 Montanza Way
                                             -----------------------------------
/s/ Ashok Amin                               Buena Park, CA 90620
---------------------------------            -----------------------------------
                                             Facsimile: 714-484-8807
                                                        ------------------------

               NAME                                        ADDRESS

Craig Brown                                 4131 Paseo De Las Tortucas
                                            ------------------------------------
/s/ Craig Brown                             Torrance, CA 90505
---------------------------------           ------------------------------------
                                            Facsimile: (310) 375-5929
                                                       -------------------------

Bharat Chauhan                              12745 Edgefield St.
                                            ------------------------------------
/s/ Bharat Chauhan                          Cerritos, CA 90703
---------------------------------           ------------------------------------
                                            Facsimile: 714-599-9912
                                                       -------------------------

Surinder Dang
                                            ------------------------------------
/s/ Surinder Dang
---------------------------------           ------------------------------------
                                            Facsimile: 714-751-1005
                                                       -------------------------

Fairwind Investments, LP


By /s/ John Glavinovich                     John L. Glavinovich, M.D.
  -------------------------------           ------------------------------------
Its GEN. PTR.
   ------------------------------
Title M.D.
     ----------------------------           ------------------------------------
                                            Facsimile: 949-497-9026
                                                       -------------------------

Ahmad Hajj
                                            ------------------------------------
/s/ Ahmad Hajj                              1220 HEMLOCK WAY #200, SANTA ANA, CA
---------------------------------           ------------------------------------
                                            Facsimile: (714) 433-2008
                                                       -------------------------

Joginder Jodhka
                                            ------------------------------------
/s/ Joginder Jodhka
---------------------------------           ------------------------------------
                                            Facsimile:
                                                       -------------------------

               NAME                                        ADDRESS

Shilpa Kapadia                              750 S. Edgeview Circle
                                            ------------------------------------
/s/ Shilpa Kapadia                          Anaheim, CA 92808
---------------------------------           ------------------------------------
                                            Facsimile:
                                                       -------------------------

Madhu Katakia                               3222 E. Abbey Ln
                                            ------------------------------------
/s/ Madhu Katakia                           Orange, CA 92867
---------------------------------           ------------------------------------
                                            Facsimile: 714-921-8828
                                                       -------------------------

Farhat Khan
                                            ------------------------------------

---------------------------------           ------------------------------------
                                            Facsimile:
                                                       -------------------------

Sangamitra Kothapa
                                            ------------------------------------
/s/ Sangamitra Kothapa, M.D. Inc.           Sangamitra Kothapa M.D. Inc.
---------------------------------           ------------------------------------
                                            Facsimile:
                                                       -------------------------

Anthony Lee
                                            ------------------------------------

---------------------------------           ------------------------------------
                                            Facsimile:
                                                       -------------------------

Ghan Lohiya
                                            ------------------------------------
/s/ Ghan Lohiya                             gslohiya@gmail.com
---------------------------------           ------------------------------------
3-26-09                                     Facsimile:
                                                       -------------------------

Jaime Ludmir
                                            ------------------------------------
/s/ Jaime Ludmir
---------------------------------           ------------------------------------
                                            Facsimile: 949-548-6473
                                                       -------------------------

               NAME                                        ADDRESS

Ronald Mayer                                100 S. Citrus Ave.
                                            ------------------------------------
/s/ Ronald Mayer                            LA, CA 90036
---------------------------------           ------------------------------------
                                            Facsimile: 323-939-5545
                                                       -------------------------

Milan Mehta                                 7 Caraway
                                            ------------------------------------
/s/ Milan Mehta                             Irvine, CA 92604
---------------------------------           ------------------------------------
                                            Facsimile: (949) 733-0953
                                                       -------------------------

Ajay Meka
                                            ------------------------------------
/s/ Ajay Meka
---------------------------------           ------------------------------------
                                            Facsimile:
                                                       -------------------------

Robert Melikian                             3801 Katella Ave #321
                                            ------------------------------------
/s/ Robert Melikian                         Los Alamitos, CA 90720
---------------------------------           ------------------------------------
                                                       562-594-8149
                                            Facsimile: 562-493-4529
                                                       -------------------------

Jasvant Modi                                4221 Hampstead Rd.
                                            ------------------------------------
/s/ Jasvant Modi                            La Canada, CA 91011
---------------------------------           ------------------------------------

                                            Facsimile: 818-790-9776
                                                       -------------------------

Syed Maqvi
                                            ------------------------------------
/s/ Syed Maqvi                              25 TOPIARY, IRVINE, CA 92603
---------------------------------           ------------------------------------
                                            Facsimile: 949-548-3412
                                                       -------------------------

               NAME                                        ADDRESS

OC Healthcare, LLC


By /S/ SYED MAQVI
  -------------------------------           ------------------------------------
Its
   ------------------------------
Title
     ----------------------------           ------------------------------------
                                            Facsimile:
                                                       -------------------------

Israel Rottermann                           18 Kingsport Drive
                                            ------------------------------------
/s/ Israel Rottermann                       Newport Coast, California 92657
---------------------------------           ------------------------------------
                                            Facsimile: (949) 376-9568
                                                       -------------------------

Ahmed Salem                                 P.O. Box 54262
                                            ------------------------------------
/s/ Ahmed Salem                             Irvine, CA 92619
---------------------------------           ------------------------------------
                                            Facsimile: 866-342-2931
                                                       -------------------------
                                            Cell # (949) 280-2801
                                                   -----------------------------

Yasser Salem                                8101 Newman Ave., Suite A
                                            ------------------------------------
/s/ Yasser Salem                            Huntington Beach, CA 92647
---------------------------------           ------------------------------------
                                            Facsimile: 714-375-7933
                                                       -------------------------

Shahin Samimi                               P.O. Box 9126
                                            ------------------------------------
/s/ Shahin Samimi                           Newport Beach, CA 92658
---------------------------------           ------------------------------------
                                            Facsimile: (714) 974-7284
                                                       -------------------------

R. Sankaram                                 Dr. R. (Bob) Sankaram, M.D., Inc.
                                            ------------------------------------
                                            11100 Warner Avenue, Suite 260
/s/ R. Sankaram                             Fountain Valley, CA 92708
---------------------------------           ------------------------------------
                                                       (714) 641-6900
                                            Facsimile: (714) 641-3900
                                                       -------------------------

               NAME                                        ADDRESS

Praful Sarode                               995 N. Tustin Ave #124
                                            ------------------------------------
/s/ Praful Sarode                           CA 92705
---------------------------------           ------------------------------------
                                            Facsimile:
                                                       -------------------------

Grace Sein
                                            ------------------------------------
/s/ Grace S. Sein
---------------------------------           ------------------------------------
                                            Facsimile:
                                                       -------------------------

Anil Shah                                   5020 Copa De Oro
                                            ------------------------------------
/s/ Anil Shah                               Anaheim, CA 92807
---------------------------------           ------------------------------------
                                            Facsimile: 714-279-9588
                                                       -------------------------

Jacob Sweidan                               1048 Irvine Ave #361
                                            ------------------------------------
/s/ Jacob Sweidan                           Newport Beach, CA 92660
---------------------------------           ------------------------------------
                                            Facsimile: 949-203-6380
                                                       -------------------------

Patrick Walsh                               12 Meryton
                                            ------------------------------------
/s/ P. Walsh, M.D.                          Irvine, CA 92603
---------------------------------           ------------------------------------
                                            Facsimile: 949-509-9941
                                                       -------------------------

Barry Weiss
                                            ------------------------------------
/s/ Barry Weiss
---------------------------------           ------------------------------------
                                            Facsimile:
                                                       -------------------------

Amer Zarka                                  4 Mountainbrook
                                            ------------------------------------
/s/ Amer Zarka                              Irvine, CA 92620
---------------------------------           ------------------------------------
                                            Facsimile: (714) 389-9833
                                                       -------------------------

ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK, LLC MEMBERS:

               NAME                                        ADDRESS

Ashok Amin                                  9501 Montanza Way
                                            ------------------------------------
/s/ Ashok Amin                              Buena Park, CA 90620
---------------------------------           ------------------------------------
                                            Facsimile: 714-484-8807
                                                       -------------------------

Craig Brown                                 4131 Paseo De Las Tortugas
                                            ------------------------------------
/s/ Craig P. Brown                                           Torrance, CA 90505
---------------------------------           ------------------------------------
                                            Facsimile: (310) 375-5929
                                                       -------------------------

Bharat Chauhau                              12745 Edgefield St.
                                            ------------------------------------
/s/ Bharat Chauhau                          Cerritos, CA 90703
---------------------------------           ------------------------------------
                                            Facsimile: 714-599-9912
                                                       -------------------------

Surinder Dang
                                            ------------------------------------
/s/ Surinder Dang
---------------------------------           ------------------------------------
                                            Facsimile: 714-751-1005
                                                       -------------------------


Fairwind Investments, LP


By /S/ John L. Glavinovich                  456 Panorama Dr.
  -------------------------------           ------------------------------------
Its John L. Glavinovich, M.D.               Laguna Beach, CA 92651
   ------------------------------           ------------------------------------
Title Gen Ptr                               Facsimile: 949-497-9026
     ----------------------------                      -------------------------

Ahmad Hajj                                  1220 Hemlock Way #200
                                            ------------------------------------
/s/ Ahmad Hajj                              Santa Ana, CA
---------------------------------           ------------------------------------
                                            Facsimile: (714) 433-2008
                                                       -------------------------

Joginder Jodhka
                                            ------------------------------------
/s/ Joginder Jodhka
---------------------------------           ------------------------------------
                                            Facsimile:
                                                       -------------------------

Shilpa Kapadia                              750 S. Edgeview Circle
                                            ------------------------------------
/s/ Shilpa Kapadia                          Anaheim, CA 92808
---------------------------------           ------------------------------------
                                            Facsimile:
                                                       -------------------------

Madhu Katakia                               3222 E. Abbey Ln
                                            ------------------------------------
/s/ Madhu Katakia                           Orange, CA 92867
---------------------------------           ------------------------------------
                                            Facsimile: 714-921-8828
                                                       -------------------------

Farhat Khan
                                            ------------------------------------

---------------------------------           ------------------------------------
                                            Facsimile:
                                                       -------------------------

Sangamitra Kothapa
                                            ------------------------------------
/s/ Sangamitra Kotapa MD Inc.               Sangamitra Kothapa M.D. Inc.
---------------------------------           ------------------------------------
                                            Facsimile:
                                                       -------------------------

Anthony Lee
                                            ------------------------------------

---------------------------------           ------------------------------------
                                            Facsimile:
                                                       -------------------------

Ghan Lohiya                                 Gslohiya@gmail.com
                                            ------------------------------------
/s/ Ghan Lohiya
---------------------------------           ------------------------------------
3-26-09                                     Facsimile:
                                                       -------------------------

Jaime Ludmir
                                            ------------------------------------
/s/ Jaime Ludmir
---------------------------------           ------------------------------------
                                            Facsimile: 949-548-6473
                                                       -------------------------

Ronald Mayer                                100 S. Citrus Ave.
                                            ------------------------------------
/s/ Ronald Mayer                            LA, CA 90036
---------------------------------           ------------------------------------
                                            Facsimile: 323-939-5545
                                                       -------------------------

Milan Mehta                                 7 Caraway
                                            ------------------------------------
/s/ Milan Mehta                             Irvine, CA 92604
---------------------------------           ------------------------------------
                                            Facsimile: (949) 733-0953
                                                       -------------------------

Ajay Meka
                                            ------------------------------------
/s/ Ajay Meka
---------------------------------           ------------------------------------
                                            Facsimile:
                                                       -------------------------

Robert Melikian                             3801 Katella Ave #321
                                            ------------------------------------
/s/ Robert Melikian                         Los Alamitos, CA 90720
---------------------------------           ------------------------------------
                                                       562-594-8149
                                            Facsimile: 502-493-4529
                                                       -------------------------

Jasvant Modi                                4221 Hampstead Rd.
                                            ------------------------------------
/s/ Jasvant Modi                            La Canada, CA 92011
---------------------------------           ------------------------------------
                                            Facsimile: 818-790-9776
                                                       -------------------------

Syed Maqvi                                  25 Topiary
                                            ------------------------------------
/s/ Syed Maqvi                              Irvine, CA 92603
---------------------------------           ------------------------------------
                                            Facsimile:
                                                       -------------------------


OC Healthcare, LLC


By /s/ Syed Maqvi
  -------------------------------           ------------------------------------
Its
   ------------------------------           ------------------------------------
Title                                       Facsimile:
     ----------------------------                     --------------------------


Israel Rottermann
                                            ------------------------------------
/s/ Israel Rottermann
---------------------------------           ------------------------------------
                                            Facsimile: (949) 376-9568
                                                       -------------------------

Ahmed Salem                                 P.O. BOX 54262
                                            ------------------------------------
/s/ Ahmed Salem                             Irvine, CA 92619
---------------------------------           ------------------------------------
                                            Cell: 949-280-7801
                                                  ------------------------------
                                            Facsimile: 866-342-2931
                                                       -------------------------

Yasser Salem
                                            ------------------------------------
/s/ Yasser Salem
---------------------------------           ------------------------------------
                                            Facsimile:
                                                       -------------------------

Shahin Samimi                               P.O. Box 9126
                                            ------------------------------------
/s/ Shahin Samimi                           Newport Beach, CA 92658
---------------------------------           ------------------------------------
                                            Facsimile: (714) 979-7284
                                                       -------------------------

R. Sankaram                                 Dr. R. (Bob) Sankaram, M.D., Inc.
                                            ------------------------------------
                                            11100 Warner Ave., Suite 260
/s/ R. Sankaram                             Fountain Valley, CA 92708
---------------------------------           ------------------------------------
                                                       (714) 641-6900
                                            Facsimile: (714) 641-3900
                                                       -------------------------

Praful Sarode                               919 N. Tustin Ave #124
                                            ------------------------------------
/s/ Praful Sarode                           Santa Ana, CA 92705
---------------------------------           ------------------------------------
                                            Facsimile:
                                                       -------------------------

Grace Sein
                                            ------------------------------------
/s/ Grace S. Sein
---------------------------------           ------------------------------------
                                            Facsimile:
                                                       -------------------------

Anil Shah
                                            ------------------------------------
/s/ Anil Shah
---------------------------------           ------------------------------------
                                            Facsimile:
                                                       -------------------------

Jacob Sweidan                               1048 Irvine Avenue #351
                                            ------------------------------------
Jacob Sweidan                               Newport Beach, CA 92660
---------------------------------           ------------------------------------
                                            Facsimile: 949-203-6380
                                                       -------------------------

Patrick Walsh
                                            ------------------------------------
/s/ P. Walsh, M.D.
---------------------------------           ------------------------------------
                                            Facsimile:
                                                       -------------------------

Barry Weiss
                                            ------------------------------------
/s/ Barry Weiss
---------------------------------           ------------------------------------
                                            Facsimile:
                                                       -------------------------

Amer Zarka
                                            ------------------------------------
/s/ Amer Zarka
---------------------------------           ------------------------------------
                                            Facsimile:
                                                       -------------------------

GANESHA REALTY, LLC


By: /s/ Kali P. Chaudhuri
   ------------------------------
Printed Name: Kali P. Chaudhuri
             --------------------
Its: Manager/Owner
    -----------------------------